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                                                                  EXHIBIT - 99.1

                                  COMPANY NAME

                            CERTIFICATION PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MEDIATELEVISION.TV, Inc. on Form 10-KSB for the year ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Penny Green, President, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition, results of operations, and cash flows of the Company.

/s/ Penny Green
--------------------------------
    President, Chief Executive Officer and Chief Financial Officer January 13, 2004

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